Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,692,351
Unrealized Gain (Loss) on Market Value of Futures	12,917,864
Interest Income	166,849
ETF Transaction Fees	2,800
Total Income (Loss)	$21,779,864

Expenses
Management Fees	$400,258
Professional Fees	39,133
Brokerage Commissions	61,741
Non-interested Directors' Fees and Expenses	1,347
Prepaid Insurance Expense	2,339
Total Expenses	$504,818
Net Income (Loss)	$21,275,046

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/16	$564,798,590
Additions (1,750,000 Shares)	75,017,132
Net Income (Loss)	21,275,046

Net Asset Value End of Month	$661,090,768
Net Asset Value Per Share (15,350,000 Shares)	$43.07

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(16,087)
Unrealized Gain (Loss) on Market Value of Futures	140,763
Interest Income	778
Total Income (Loss)	$125,454

Expenses
Management Fees	$1,475
Professional Fees	7,591
Brokerage Commissions	75
Non-interested Directors' Fees and Expenses	72
Prepaid Insurance Expense	9
Total Expenses	9,222
Expense Waiver	(7,406)
Net Expenses	$1,816
Net Income (Loss)	$123,638

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/16	$2,780,926
Net Income (Loss)	123,638

Net Asset Value End of Month	$2,904,564
Net Asset Value Per Share (200,000 Shares)	$14.52

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended June 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$12,502
Unrealized Gain (Loss) on Market Value of Futures	48,975
Unrealized Gain (Loss) on Foreign Currency Translations	148
Interest Income	591
Total Income (Loss)	$62,216

Expenses
Management Fees	$1,149
Professional Fees	6,825
Brokerage Commissions	41
Non-interested Directors' Fees and Expenses	56
Prepaid Insurance Expense	9
Total Expenses	8,080
Expense Waiver	(6,731)
Net Expenses	$1,349
Net Income (Loss)	$60,867

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/16	$2,071,669
Net Income (Loss)	60,867

Net Asset Value End of Month	$2,132,536
Net Asset Value Per Share (100,000 Shares)	$21.33

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,688,766
Unrealized Gain (Loss) on Market Value of Futures	13,107,602
Unrealized Gain (Loss) on Foreign Currency Translations	148
Interest Income	168,218
ETF Transaction Fees	2,800
Total Income (Loss)	$21,967,534

Expenses
Management Fees	$402,882
Professional Fees	53,549
Brokerage Commissions	61,857
Non-interested Directors' Fees and Expenses	1,475
Prepaid Insurance Expense	2,357
Total Expenses	522,120
Expense Waiver	(14,137)
Net Expenses	$507,983
Net Income (Loss)	$21,459,551

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/16	$569,651,185
Additions (1,750,000 Shares)	75,017,132
Net Income (Loss)	21,459,551

Net Asset Value End of Month	$666,127,868

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612